SSGA Active Trust

SPDR Blackstone / GSO Senior Loan ETF

(the “Fund”)

Supplement dated August 9, 2019 to the Prospectus and

Statement of Additional Information (“SAI”)

each dated October 31, 2018,

as may be supplemented from time to time

Since inception, the Fund has been operating in a “master-feeder” arrangement, under which the Fund invests substantially all of its assets in the Blackstone / GSO Senior Loan Portfolio, a separate series of SSGA Master Trust (i.e., the “master fund”). The master fund is a separate mutual fund that has an identical investment objective, and substantially identical investment strategies, policies and risks as the Fund (i.e., the “feeder fund”). As a result of this arrangement, the Fund has an indirect interest in all of the securities owned by the master fund.

At a meeting held on May 22-23, 2019, the Board of Trustees of SSGA Active Trust approved discontinuing the Fund’s investment strategy of investing through the master-feeder arrangement. As a result, effective September 9, 2019, the Fund will pursue its investment objective through direct investment in securities that previously would have been owned by the master fund. Accordingly, effective September 9, 2019, all references to the master-feeder arrangement for the Fund and the master fund are removed from the prospectus and SAI. Other than discontinuing the master-feeder arrangement, there will be no change to the investment objective, strategies or policies of the Fund. In addition, there is no anticipated change in the Fund’s operating expenses. As a result, SSGA Funds Management, Inc., the Fund’s investment adviser, does not expect the discontinuation of the master-feeder arrangement to materially affect the Fund’s investment returns.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

080919SSATSUP1